                                                                   EXHIBIT 99.13

                         CONSENT OF PROSPECTIVE DIRECTOR

         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                       /s/    DeLyle W. Bloomquist
                                       ------------------------------------
                                       Name:  DeLyle W. Bloomquist

November 10, 2004
---------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR

         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                        /s/     Thomas O. Boucher, Jr.
                                        -----------------------------------
                                        Name:   Thomas O. Boucher, Jr.

November 12, 2004
---------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR

         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                       /s/    Eugene I. Davis
                                       -----------------------------------
                                       Name:  Eugene I. Davis

November 3, 2004
---------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR

         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                       /s/   Laurence V. Goddard
                                       ----------------------------------------
                                       Name: Laurence V. Goddard

November 4, 2004
---------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR

         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.

                                         /s/   Robert H. Kanner
                                         -----------------------------------
                                         Name: Robert H. Kanner

November 3, 2004
---------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR


         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.



                                                  /s/ John P. O'Brien
                                                  ----------------------------
                                                  Name:  John P. O'Brien


November 16, 2004
----------------------------
Date

                         CONSENT OF PROSPECTIVE DIRECTOR


         Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby consents to be named as about to become a director of Oglebay Norton Company (the "Registrant") in the Registrant's Registration Statement on Form S-1 (Commission No. 333-115513), including all amendments (including post-effective amendments) thereto, relating to Subscription Rights, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share, as filed with the Securities and Exchange Commission pursuant to the Securities Act.



                                                 /s/ Michael D. Lundin
                                                 ------------------------------
                                                 Name:  Michael D. Lundin
November 18, 2004
------------------------------------
Date